UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON OR AFTER APRIL 10, 2014, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-1 SHAREHOLDERS:

Jeffrey M. Bernacchi 141 W. Jackson Blvd., Suite 1488 Chicago, IL 60604 O: 312-235-0000 C: 847-732-5837 JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support and encouragement you’ve provided during my two terms on the CME Group Board. I’m requesting your vote to continue as one of your Class B-1 Share Directors. As an active trader with five CME Group exchange memberships and 62,541 shares of CME Group Class A common stock, you can be sure I’m fully engaged in our business and my interests are well aligned with yours. My 35 years of membership and experience in many aspects of our industry should give you confidence that I have the necessary expertise to continue to be effective as one of your elected CME Group Board Directors.

As promised, I’ve remained accessible and open to the input of our membership. I continue to enjoy constructive working relationships with a broad cross-section of Exchange Members, Member Firms, CME Group employees, CME Group management, and fellow Board Members. Please know I always welcome your input, actively share your insights with our Board and management, and look forward to continuing to work together to secure our future success as members and shareholders of CME Group.

To review a summary of my background and qualifications, please see the campaign website, www.CMEvote.com. The website contains a link to the Proxy Vote website where you can easily cast your vote online using the control number included in your proxy materials. Thank you for your continued support.

Proposal to Decrease the Number of “Class B Directors” from Six to Three

I have heard from many of you regarding the proposal to amend to the CME Group Inc. Certificate of Incorporation that seeks your approval to reduce the number of “Class B Directors” from six to three. I voted against approving the proposal.

The ultimate decision on this proposal is yours. You have the right and, I hope, feel the responsibility to weigh in by casting your proxy ballot. Please, vote your shares before the May 21 annual meeting of the shareholders of CME Group Inc. The proposal is described in the proxy statement and listed on the proxy card under Item 6.

Sincerely,

Jeff Bernacchi,

CME Group Board of Directors Candidate

www.CMEvote.com

Legend

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Mar 24, 2014

Jeff’s Professional Background

EXCHANGE MEMBERSHIP

Current Exchange Equity Membership: CME, CBOT, NYMEX

1979-Present: CME (1979-1994, IMM; 1994-Present, CME)

1992-Present: IDEM division of CBOT

2000-Present: AM division of CBOT

2007-Present: NYMEX

2008-Present: Full CBOT

62,541 CME Shares Currently Owned

Past Exchange Memberships: SIMEX, CBOT, COMEX

1984-1987: SIMEX

1986-1987: AM and IDEM divisions of CBOT

1991-1992: COMEX

EDUCATION

MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL

BA 1979 (Economics), DePauw University, Greencastle, IN

Corporate Governance Graduate Education Programs Completed:

2009 NACD Corporate Director Institute - Director Professionalism

2010 Northwestern University Kellogg School of Management - Corporate Governance - Effectiveness and Accountability in the Boardroom

2011 Harvard Business School - Making Corporate Boards More Effective

2011 Harvard Business School - Audit Committees in a New Era of Governance

2013 Stanford Graduate School of Business - Directors’ Consortium

EXCHANGE BUSINESS BACKGROUND

2009 - Present

Board Director, CME Group, Inc.

Audit Committee (2010 - Present)

1979-Present

Chicago Mercantile Exchange Member

Independent proprietary trader of most CME Group exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.

1980-Present

JMB Trading Corp.

100% Stockholder

Proprietary Trading and Trading Services

2010-Present

TradeForecaster Global Markets - 106.J Member Firm

Assignor of Membership

2012- Present

3Red Trading, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2008-Present

Celeritas Capital, LLC.

Managing Member

Proprietary Research, Software Development

2014-Present

Greycliff, LLC.- 106H Member Firm and CBOE Market Maker

Class B Member

2006-2014

TradeLifts, LLC. (formerly Breakwater Trading, LLC.) - 106.J Member Firm

Class C Member and Subordinated Lender and Assignor of Membership and CME Class A Shares

1999-2010

FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL

50% Stockholder

Consulted regarding all phases of futures brokerage business at TerraNova Financial Group, LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.

1998-2008

Bernacchi Trading

Owner

Traded, trained, and managed a small proprietary trading group in equity index futures.

Pioneered use of hand held controllers and keyboard emulators.

1993-1998

Bernacchi-Casey Trading / Bernacchi-Casey Brokerage

Partner

Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.

NON-EXCHANGE BUSINESS BACKGROUND

Prism Analytical Technogies (Air Testing Technologies)

Independent Board Director

Member of Audit and Compensation Committees

PRMIA - Professional Risk Managers’ International Association

Member

Hyde Park Angels

Member

Chicago-based Angel Investment Group

Jan 27, 2014

Jeff’s Video Statements from Prior Years

Click the PLAY Arrow to Hear Jeff’s Message From Past Years. Click the Lower Right Corner

of the Image to Enlarge the Video to Full Screen Size

CME Group Board 2012 Election Video Script

(Standing, 30 S. Wacker Lobby)

(Bottom Banner showing: “1st Term CME Group Board Member, Equity CME member,

Owner of 12,030 CME Group Class A shares, Equity NYMEX member, Equity CBOT member, Equity AM member, Equity IDEM member”)

I’m Jeff Bernacchi. In 2009, I asked the members of the CME, to support me as a fresh voice on the CME Group, Board of Directors. You responded, and charged me with a responsibility that I’ve taken to heart. I have worked hard, and brought to our Board the perspective of a successful businessman, multiple membership owner, active trader, and shareholder at the corporate equity member level. I have actively shared our perspectives and not shied away from raising questions when it’s been important to do so.

(Standing, Corporate Governance Certificates Flash Up in Background)

(Bottom Banner showing: “Corporate Governance Certificates: National Association of

Corporate Directors, Northwestern Kellogg School of Management, Harvard Business

School. MBA, Chicago Booth”)

I’ve enhanced my corporate governance credentials by completing certificate programs from the National Association of Corporate Directors, as well as corporate governance effectiveness programs at Northwestern Kellogg School of Management and the Harvard Business School.

(Standing, Green Screen—Background Undecided)

(Bottom Banner showing: “Current Active Trader, Corporate Equity Member Firm

Assignor, Lessor of Memberships. Former Principal of an IB, AP of an FCM, Principal of a

Trading Group, Principal of a Broker Group”)

With my broad industry background, and the experience gained during my first term on our board, I look forward to being an ever more effective voice in a second term.

(Standing, Green Screen—Background Undecided)

(Voice Over Shots of Headlines Reading: “Debt and Deleveraging, 60/40 in Jeopardy,

Transaction Tax, MF Sows Winter of Discontent, CME Raises Guaranty, The Lessons of

MF, Global’s Collapse, To Our CME Trading Community, We Believe We Can, Cloud over

US Futures, CME Forms Committee”)

As the economy has endured a multi-year de-leveraging cycle, we have not been immune to fallout. The failure of MF Global is an event we don’t want to see repeated. We are challenged to increase the level of trust in the safety of our markets. By listening to the concerns and needs of our members and market users, we can, and will, earn and increase this trust. This is not the first difficult period we’ve emerged from, improved and stronger. We will do so again.

(Standing, Trading Floor Background)

(Bottom Banner or Background showing: Non-US Volumes Grew 16% in 2011, Non-US

Customer Revenues Grow to More than $550 Million)

Despite the challenges we encountered in 2011, we saw progress in many parts of our international growth strategy and increased interest in CME membership from non-US sources. We are seeing accelerating growth in cleared volumes of interest rate swaps and credit default swaps.

(Bottom Banner or Background showing: 2012 Quarterly Dividend Increased to $2.23 per

Share, Additional First Quarter 2012 Annual Variable Dividend of $3.00 per Share, Chart

of CME Stock Price)

CME Group’s revised dividend policy has stimulated investor interest in our stock and puts more resources back in the hands of member and member-firm shareholders.

(Standing, Chicago Background)

As a B-Share owner, you have the right to elect directors to CME Group’s board. Please exercise this right of your B Share and vote your proxy before the Annual Meeting on May 23rd. Thank you for your vote and support. I promise you my continued commitment.

(Voice Over Image of “Vote for a Director Who Measures Up” ruler)

A shortened version of the video message I posted in 2009 follows. Since that time, I have not wavered in my dedication to our markets, our membership, and CME Group shareholders.

Edited Segments of My 2009 Video Message Follow:

(Standing at Office Windows)

(Bottom Banner showing: “Jeff Bernacchi, CME Member, CME Group Board of Directors”)

Hi. I’m Jeff Bernacchi. I’m seeking your vote to be your Class B-1 representative to the CME Group Board of Directors.

(Bottom Banner showing: “Equity CME member, Owner of 12,030 CME Group Class A shares, Equity NYMEX member, Equity CBOT member, Equity AM member, Equity IDEM member”)

I hope to bring my broad experience and endless passion for our exchange and our membership to my work as a director of our Board.

I believe in the importance of maintaining the lowest clearing rates possible for members and member firms.

I’d like to see improved communications between the Board and our membership.

(Trading floor background)

(Bottom Banner showing: Former Filling Broker and Principal of a Broker Group, Trader

and Former Principal of a Trading Group, A Lessor and Lessee of Memberships, Pit and

Electronic Trader)

I know that the success of the CME Group depends upon the success of all our groups of stakeholders. Customers, Shareholders, FCMs and brokers, Corporate Equity Members and proprietary trading groups, individual traders, both on the floor and off, lessors and lessees all must find value in their relationship with our exchanges. No one group can thrive if we don’t all thrive.

(Me sitting in front of my trading screen and in FCM office)

(Bottom Banner showing: “Currently Trading from Office, Former Principal of an IB,

Former AP of an FCM)

While I currently trade my own accounts from my office, I have been the principle of an IB and AP of an FCM. And I have personally performed many of the roles our members play. I believe I can fairly represent your multiple interests and perspectives.

(Trading floor background)

My enthusiasm for our exchange has existed from the time I first saw it from the visitors’ gallery at age 17.

(Bottom Banner showing: “MBA, University of Chicago, Graduate School of Business, 1982”)

After two summers clerking on the trading floor, I enrolled in the MBA program at the University of Chicago. I began my career full-time at the CME in December 1978.

(Standing at Office Windows)

(Bottom Banner showing: JMB@FuturesRoute.com)

Please, contact me with any question or concerns you have. Thank you for watching this video and thank you for your vote.

Legal Notice

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Bruce Johnson

CME Group 2014 Board of Directors Candidate

April 10, 2014

Dear Fellow Class B-1 Member,

I once again ask for your support in the upcoming CME Group Class B-1 Share election.

•	My Philosophy

•	Make CME “trader-friendly”; traders are the lifeblood of the exchange

•	Strive to develop ways to bring new parties into the markets while maintaining existing market participants

•	Exchange operations must remain open & transparent

•	Rigorous oversight to keep markets fair for all who participate

•	Product pricing must stay competitive

•	My Background

•	Upon graduating from Bradley University, started as a part-time “Chalk Board Marker” for CME in 1965 and progressed as Runner, Floor Clerk & Salesman while working for the clearing firms: B.J. Lind, Heinold-Rufenacht & Heinold Commodities

•	Purchased CME membership in 1969 upon graduation from John Marshall Law School

•	President & Majority Owner of Packers Trading Company, a small CME clearing firm specializing in AG markets (1969-2003)

•	CME Board of Directors since 1998

•	Active Trader since purchasing membership

•	Community Activities – Board Member of Chicago Crime Commission since 2001

I thank you for your past support and look forward to working for you as CME Group expands and innovates into the future.

Sincerely,

Bruce Johnson

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

HOWARD SIEGEL

141 West Jackson Blvd.

Chicago, IL 60604

April 10, 2014

Fellow Members and Class B-1 Shareholders,

I’m running for re-election again, and I’d like your vote.

I believe there are many ongoing issues in our industry that are important to you as a shareholder, member and market participant. To name just a few:

•	Regulatory issues, including but not limited to, the ongoing implementation of the Dodd Frank Act;

•	The launch of CME Europe and CME Group’s ongoing initiatives to grow business in Asia;

•	Opening up new markets in base metals, deliverable swap futures, currencies and the softs; and

•	The proposal to amend the CME Group charter to reduce the number of Class B elected directors.

I believe I have the background and knowledge to provide insight on how these issues might impact our industry and trading community.

In addition to the election of “Class B directors” at the annual meeting, you are being asked to approve a proposal seeking a reduction in the number of Class B directors from six to three. I want to state that I voted against this proposal. I believe this vote is important to CME Group, the Class A shareholder and the Class B-1 shareholder and I urge you to review the Company’s disclosure in its 2014 proxy statement as well as its prior disclosures relating to the demutualization and transition to a public company and make an informed decision as to how you should vote. It’s your Board seat not mine.

I hope you will decide the future of CME Group is best served by returning me to serve as your elected Class B-1 director.

Sincerely,

Howard Siegel

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Friends, Colleagues and CME Group Class B-1 shareholders,

I am honored that the Nominating Committee has named me as a candidate for Class B1 Director. Please take a moment to learn about my experience and qualifications. I am eager to serve, and hope I can count on your support.

EXPERIENCE

When I first stepped on the trading floor in 1988, I felt like a new student on the first day of school. I was excited and admittedly, a bit nervous, when Lind Waldock hired me on the spot for a runner’s position. Determined to impress with my work ethic and energy, I quickly became a phone clerk and arbitrage clerk. I also began to meet traders in the pits.

One of them was a very prominent local trader in the Live Cattle pit. In 1989, he became my new employer, mentor, and two years later, gave me the financial backing to take a shot at trading – in the S&P pit, and part time for him, in the Live Cattle pit.

His support also gave me the freedom to take on a challenge: breaking into currencies. It was hard work, but I learned by paying attention. In 1994, I went out on my own. And in 1998 – with every dollar I owned – I purchased a CME seat.

I returned to the S&P pit in 1998 until 2003, when I jumped into the Eurodollars—another new market where quick mastery of complex economic data was critical. It was tough, but exhilarating to break into a new market dominated by long-standing relationships. In 2008, I returned to my roots in the Live Cattle pit, and, with the addition of electronic trading, I continue there today.

PRIORITIES

Over my 23-year career, I’ve developed a broad range of experience in many different markets. I value the many relationships I’ve developed, and continue to learn everyday from colleagues and competitors. For me, it’s important not just to trade, but to understand “why” things happen; to listen to new ideas; to do what it takes to make things stronger for the markets; and, to bring the best value for all shares.

I’ve been honored to be an owner of a Class B1 for 16 years. When people ask what I do for a living, I tell them proudly that I am a trader, and own my Class B-1 share. I’m also proud that I hold my word as my bond.

PROPOSAL REGARDING THE DECREASE IN THE NUMBER OF CLASS B DIRECTORS

This is an important issue for us. I personally will vote AGAINST the reduction of Class B -1 Share Directors from six to three on the proxy.

MY PLEDGE TO YOU

I want to make a difference for Class B-1 shareholders.

I am 44 years old, have energy and drive, and I am open to new ideas and different points of view. It’s important for CME Group to have strong industry presence on the Board. The Board should have strong representatives with an understanding of the issues facing its market participants. I believe I have such qualifications. I urge all of you to vote this election.

I wish to thank the Nominating Committee for giving me the opportunity to run for the position of Director. I humbly ask for your vote, and I pledge to do my best given the chance to make difference for all of us.

Respectfully,	Cell 630 441 3311 Email : BCS69@MAC.COM

Brett C Simons

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

ON OR AFTER APRIL 10, 2014, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-2 SHAREHOLDERS:

Patrick W. Maloney

(PAT)

Hello CME Members and fellow Class B-2 Shareholders,

Thank you for taking the time to read my letter regarding our upcoming election. This is a very important election for numerous reasons and it is imperative that the Class B shareholders exercise our right to vote and let our voices be heard!

A significant issue you will be asked to vote on is a proposal seeking to reduce the number of “Class B directors” from six to three. Class B shareholders currently elect six Class B directors to the CME Group’s board: 3 CME, 2 IMM and 1 IOM. It is your opportunity and responsibility to cast your vote on this important issue.

As a Board member, I would feel it was one of my responsibilities to seek conversation and debate over what can be done to create opportunities for our trading community and expand the business. Some obvious things to consider are: ensuring a reasonable cost of doing business for all users, generating new client participation across all regions and continuing to oppose excessive regulation. These are all hot topics that need serious consideration for future business expansion. Furthermore, I am focused on creating an atmosphere that encourages the user to expand their volume as well as expanding the population of new traders.

I am running for this position because I believe I am uniquely qualified. I have been and continue to be a full time active Floor Member since 1985 and have served on numerous exchange committees over the years. As a long-time Floor Member of CME, I have participated as the Exchange and its member’s experienced great success as well as weathered challenging times, and witnessed some great leadership and foresight. I’ve watched the leadership advocate for our interests to prevent over-regulation as well as knowing when to grow and expand as success demanded. This type of foresight is the cornerstone of CME Group as well as the CME exchange, which we all had a hand in building. If I wasn’t running for the Board, I would vote for and support a nominee that still works full time on the floor.

I invite each of you to contact me directly anytime to talk and share your ideas for the direction of CME Group. I encourage you to stay involved and up to date on current issues.

Lastly, I ask for your VOTE!

Sincerely,

Patrick W. Maloney

Cell 630-204-5978

Pmaloney16@aol.com

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Greetings Fellow Members and Class B-2 Shareholders of the CME Group:

I have been a member of the CME Group Board for three years and consider it an honor and privilege to serve as your elected Class B-2 director. My term has gone by fast, and it is already time for re-election. I feel that my contribution to the Board is valuable due to the fact that I have been an active user of our markets for over 30 years. I have served on various committees and have met and worked with many members of our trading community to enhance their experience. I have encouraged many growth opportunities at CME Group. I have been accessible to small and large users alike to listen and provide follow up on issues.

As a Board member it is critical to represent ALL members of our community and shareholders to plan for growth and opportunities for CME Group at large. This representation requires innovative thinking as well as the ability to listen to and promote the ideas of some of our best assets of CME — our members and users. I have done this tirelessly, and will continue to do so if re-elected.

Over the past three years, CME Group has generated significant value for its members and shareholders. For example, in 2013, CME Group declared dividends with an aggregate value of $1.5 billion. Global demand for our products are growing and we continue to serve the risk management and investment needs of our customers. I am proud to have served on the Board during this growth period.

In closing I would like to say that it has not always been smooth sailing. There have been many obstacles along the way such as navigating the financial crisis and the heightened regulatory environment and more yet to come. I am confident in our decisions and ability to make the right choices in the future. I believe you elect the members to the Board to make the right decisions and I believe for the most part we have done so.

Please consider voting for me, RONALD PANKAU, for re-election to the Board. CME Group is heading in the right direction and I would like to continue to serve as your Class B-2 director. Help me make CME Group continue to be the best derivatives marketplace in the world.

Sincerely,

Ronald Pankau

Member CME Group

rapten10@gmail.com

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past eleven years on the CME Group Board of Directors. The past few years have been challenging with the unprecedented financial turmoil in the equity and credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•	Principal Trading Groups (PTG) – We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•	Hedge and Mutual Funds –We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning – Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•	Legislative Issues – More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

/s/ David J. Wescott	Your support is greatly appreciated!
David J. Wescott (COT)	Dave

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for a ninth term ending May of 2014. Managing Partner – Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving the following committees; Membership, Electronic Transition, FCM, Floor Conduct Committee, and Vice Chairman CME/PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 57, married for 34 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

LARRY ROSENBERG		DENIS DUFFEY		IRWIN ROSEN

/s/ Larry Rosenberg		/s/ Denis Duffey		/s/ Irwin Rosen
Chairman of the Board 1st vice Chairman 2nd Vice Chairman Board of Director	1977-79 1976,83-88 1974-75 1970-93	Board of Director	1985-96	Board of Director	1997-2001 1991-92
legislative Liaison	1989-90	DOUG GERARD		ANDY SCHREIBER
Senior Policy Advisor	1991	/s/ Doug Gerard		/s/ Andy Schreiber
		Board of Director	1993-94	Board of Director	1985-86

LOU SCHWARTZ		DON HUZINGA		DAVID SILVERMAN

/s/ Lou Schwartz		/s/ Don Huzinga		/s/ David Silverman
Board of Director 2nd Vice Chairman	1981-90 1983-85	Board of Director	1993-94	Board of Director	1990-91 1995-2001

MIKE DOWD		D. ROBERT JORDAN		SCOTT SLUTSKY

/s/ Mike Dowd		/s/ D. Robert Jordan		/s/ Scott Slutsky
Board of Director	1995-98	Board of Director	1988-95	Board of Director	1989-90

MIKE MOSS		NORMA NEWBERGER		TOM STEWART

/s/ Mike Moss		/s/ Norma Newberger		/s/ Tom Stewart
Board of Director	1991-92	Board of Director	1988-94	Board of Director	1990-93

CRAIG NORRIS		BOB PROSI

/s/ Craig Norris		/s/ Bob Prosi
Board of Director	1996-97	Board of Director	1988-2001

Dear IMM Member/Class B-2 Shareholder,

I have had the privilege of being a business partner with Dave Wescott for over 20 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to CME Group. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better individual to serve as our Class B-2 director. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

/s/ Michael Dowd
Michael Dowd DWG Futures LLC

DAVID I. SILVERMAN

141 West Jackson Blvd.

Suite 1420

Chicago IL 60604

312 450-4220

david2740@aol.com

April 10, 2014

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

/s/ David Silverman
David Silverman

Member IMM 1982-2002

CME Board member (IMM Division) 1989-90 and 1994-2001

Former Principal and CEO of Aspire Trading Company

Current CME Group shareholder

ON OR AFTER APRIL 10, 2014, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-3 SHAREHOLDERS:

GARY KATLER

April 10, 2014

Dear Members and Class B-3 Shareholders,

I am writing to ask for your support in the upcoming IOM Member/Class B-3 Shareholder election to serve on the CME Group Board of Directors.

I served on the CME Board for over 20 years, and after one year away, I ask to return. Over my years of service, I loyally served as a Board member elected by the IOMs/Class B-3 shareholders with integrity and dedicated purpose. I cannot recall an instance when I didn’t respond directly to a question or a request for information from the membership. I am proud of my close connection to members and shareholders – I know it made me a better Board member.

During my tenure, I developed a strong voice and learned the importance of working together as a Board. I’d like to share a memory. I recall sitting next to Merton Miller, Nobel Laureate and just a really good guy. I wasn’t intimidated, I was impressed. I remember, in my early days on the Board, disagreeing with Merton over price limits. It was a growing time for me – I was able to argue, disagree and stand up for what I believed was the right side of the issue. It wasn’t about Merton; they didn’t come any smarter or better. It was about me and I have never looked back. I stood up for what I thought was right, and I always will. With recognition and regard for my fellow Board members, I have actively participated in significant Board decisions.

CME Group is facing many great challenges. Chief among them is the adverse impact of new regulations, and the costly burdens on trading and brokerage opportunities. CME Group must always consider these burdens when implementing and applying new regulations.

In addition, I believe CME Group must never waiver in its commitment to increasing trading volumes. Increased trading volumes drive trading and brokerage opportunities, CME Group revenues, and generate value for CME Group shareholders (Class A and B). I believe market user trading costs directly impact trading volumes and intelligently reducing trading costs is an effective way to promote trading. The new data fees represent an increase in trading costs to our market users and also our clearing members, following a difficult period for our industry. I applaud the discussions underway to re-examine these fees.

I pledge my full commitment and ask for your vote.

Thank you

Gary Katler

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Seat Owners and Class B-3 Shareholders,

The last year has passed rather quickly! I feel very fortunate to have been nominated again as a nominee for the Class B-3 Director for CME Group this year. My name is Pete Kosanovich. I have been involved in this industry since 1996. This Exchange and the future of CME Group mean everything to me! CME Group and the industry we participate in everyday have allowed me to learn, grow and succeed as a businessman. One of the unique factors that will set me apart from the other candidates is the fact that I am continuing to build a business as a market participant of CME Group. I am currently a Managing Member at Trean Group, LLC. Our current business embraces floor traders, floor brokers, electronic traders, OTC brokers and multiple exchanges. We are able to service our customers through clearing services, brokerage and execution. It is important to the future success of CME Group to have individuals that are able to bridge the gap between the former Merc and the new CME Group. I am that person!

Diversity on the Board of Directors is another key component we need for future success in the leadership of this exchange. While I have not ever been a member of the CME Group Board of Directors, I believe that is a positive, not a negative. At 42 years old, I feel I bring a fresh perspective to the Board. I believe my responsibility to the shareholders (Class A and B) and CME Group is to offer a poignant and independent view from the perspective of an individual who engages in CME Group business every day. As we all have seen, the business has changed significantly over the past decade. As seat owners, shareholders and entrepreneurs, we now deal with new compliance issues, market regulations, capital requirements, capital constraints and fresh competition on a daily basis. In order to compete effectively, it is imperative to create and implement quality ideas and clear concise plans to carry them out. We need to continue to show the world the diversification of our markets, the liquidity our Market Makers provide, and the available means to access them.

Lastly, Shareholders are being asked to vote on a proposal seeking to reduce the Class B share Directors from six (6) to three (3). This is an important issue to us as Class B-3 shareholders. I personally will vote AGAINST the reduction of Class B Directors.

Thank you for taking the time to read my letter. In the past it has been very easy to be lackadaisical with regard to voting on any issues or for any candidates. I implore you to get involved and cast your vote on May 21, 2014.

Sincerely,
Pete Kosanovich
pkosanovich@treangroup.com	Cell: 708-415-7093 Work: 312-604-8976

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

ROBERT J. PROSI

1708 South Fernandez

Arlington Heights, Illinois 60005

Cell Phone: 847-209-1481

Trading Floor: 312-242-7574

April 10, 2014

Dear Class B-3 Shareholders and CME Members,

The decision to serve on the CME Group Board was very easy for me. I have seen our exchange grow from the corner on Franklin and Washington to the global marketplace it is today. Throughout the years, two of our key strengths have been our clearing services and the significant participation of our traders and market makers — a great many of whom are Class B shareholders.

I believe ownership of a membership on the CME exchange is a valuable financial asset. I also believe the trading floor venue continues to serve as an effective incubator for generating volume for new and developing contracts. This is not a novel idea. Over ten years ago, as Chairman of the Dairy Committee, I prevailed in the argument not to put this new contract directly onto the CME Globex electronic trading platform. Instead, our committee introduced part-time market participation on the trading floor. We developed cash market transparency on a national (now global) scale. To drive volume, we utilized Eurodollar pac trading as a model for our long term hedgers and established a market maker program that worked. In short, we developed the critical, speculative open interest between the natural buyers and the natural sellers. Today, the dairy complex brings value to the industry, our shareholders and our members. Following this creation of liquidity, the contract was able to migrate successfully to the screen.

In my forty-four years at CME, I have seen a lot of good ideas for contracts fail. They couldn’t develop the initial open interest regardless of the need in the marketplace. There are many contract opportunities yet to be explored: steel, plastics, rubber, animal by-products and a farm land index to name a few. New contracts still need an incubator and I believe our members and Class B shareholders can fill that role. This is one of many ideas being discussed among our membership population. As a member of the CME Group Board, I hope to be in a position to help implement these ideas and bring value to all our shareholders. I need your vote to do this.

Sincerely,

Robert J. Prosi

Nominee for Class B-3 Director

Attachment: Prosi Resume

ROBERT J. PROSI

BIOGRAPHY

Mr. Prosi has been a member of the CME from 1976 to 2002; and of the IOM since 1995. He owns two IOM memberships and the associated Class B shares. He is an independent trader and client representative for Archer, Daniels, Midland. Mr. Prosi served on the CME Board of Directors from 1988 to 2002. He served as Chairman of numerous CME committees including Arbitration, Floor Practices and Regulatory Oversight (Vice Chairman). As Chairman of the Dairy Committee, Mr. Prosi led the development of CME’s Dairy futures and options complex. As Chairman of CME’s Amicus Committee, he led a group of CME members in community service projects. This group was honored by President George H. W. Bush with the Points-of-Light award in 1996. He is a former Vice-President of Packers Trading Co., a former Vice-President of Smith Barney Shearson, and former President of Futures-I-Net, a subsidiary of E-Street Holdings. Mr. Prosi is owner of Pros Insurance, a full service insurance brokerage, an affiliate of Country Financial, Inc.

PREVIOUS CME COMMITTEE APPOINTMENTS

•	Chairman, Business Conduct

•	Vice-Chairman, Agricultural Oversight

•	Vice-Chairman, Building Improvement and Real Estate

•	Vice-Chairman, Pit Supervision

•	Member, Financial Instruments Oversight

•	Member, Study Group on Insurance Futures

•	Member, Clearing Fees Restructuring

•	Member, American Coalition for Flexible Exchange Rates

•	Member, National Futures Association ( NFA ) Arbitration Panel

EDUCATION

Mr. Prosi has a B.A. degree from Northeastern Illinois University

PERSONAL

He is happily married for forty-two years.

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South

Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Steven E. Wollack

(WLAK)

April 10, 2014

Dear Fellow CME Member and B-3 Shareholder,

Thank you for your support during my current term on the CME Group Board of Directors. I am seeking re-election to continue working on behalf of all members and shareholders. This election is about having a Board member who :

•	Understands the issues concerning our member community

•	Communicates and raises such issues to the Board

•	Continues to focus on generating shareholder and membership value; and

•	Works to improve the trading environment and create opportunities for our market participants.

As an equity owner and trader for 36 years, we share the same goals.

I will continue to remain accessible, actively seek your input and keep you updated on important issues. During this past year, CME Group generated significant value for its shareholders, members and the trading community but there is still more work to be done to make CME Group an even greater institution. I want to remain part of that team. Here are some key points of reflection.

Goals: I am optimistic about the future and the launch of CME Europe is just the beginning. I will continue to strive to increase shareholder and membership value by: 1) working to reduce the cost of doing business for traders, brokers and FCMs including revisiting the proposed data fee charges; 2) opposing excessive government regulations that restrict trading, increase margins and impose capital charges; 3) seeking ways to increase volume not only in the U.S. but also in Asia, Europe and South America; and 4) exploring ideas leading to greater profitability.

Amendment of the CME Group Certificate of Incorporation: The proposal is to modify the director election rights of certain of the Class B shareholders resulting in a reduction in the number of Class B directors from six to three. I voted against this proposal.

Experience: With 36 years as an equity member, independent trader (21 years on the trading floor), CME Director, former Vice Chairman and Treasurer of CME, attorney, futures industry expert witness and NFA and FINRA arbitrator, I have the experience, leadership skills, knowledge and independent perspective to meet the challenges ahead. Attached is my resume.

Your vote is important and can make a difference. After all, it was your creativity, entrepreneurial spirit and expertise that helped propel CME Group’s growth. Thank you for your consideration and please contact me with any questions or to discuss any issues.

Sincerely,

Steven E. Wollack

3740 N. Lake Shore Dr. Chicago, IL 60613 / (773) 551-6599 / wlak42@gmail.com

Steven E. Wollack Resume

CME EQUITY MEMBER SINCE 1977

B3 Share and A share owner

Floor Trader 1977-1998

Electronic Trader 1998 to present

CME BOARD DIRECTOR & OFFICER

Board Director 2013-2014, 1984-1995

First Vice Chairman 1989-1990

Second Vice Chairman 1988

Treasurer 1986-87

CME Executive Committee 1986-1991

CME Legislative Liaison 1991

Former Board Member of CME PAC

Committees Chaired:

Business Conduct, Floor Practices, Arbitration

Pit Supervisory, Floor Orientation, GLOBEX

Foreign Currency Strategic Planning

FUTURES INDUSTRY LEGAL & PROFESSIONAL EXPERIENCE

Attorney representing traders, brokers and FCM’s

Futures Industry Expert Witness before Federal and State Courts, CFTC and NFA

NFA and FINRA Arbitrator

CTA for Limited Partnership 1985-1986

EDUCATION

Northwestern University Law School, J.D. Law

University of Illinois, B.S. Accounting

CPA Certificate

Past Instructor in Taxation, Roosevelt University

3740 N. Lake Shore Dr. Chicago, IL 60613 / (773) 551-6599 / wlak42@gmail.com

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 21, 2014. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

April 10, 2014

To: Our Class B-3 Shareholders

Regarding: Steven E. Wollack, Independent Director

On April 3, 2014, CME Group Inc. filed its notice of annual meeting and proxy statement relating to the 2014 annual meeting of shareholders. Included in the proxy statement disclosure is the Board’s assessment of the independence of each existing Board member and Class B nominee. As described on page 13, all directors and director nominees, except for Messrs. Duffy, Gill, Carey, Melamed, Pinto and Sandner, were classified as independent. The chart of Director Attributes on page 11 of the proxy statement inadvertently failed to list Steven E. Wollack under “Independence.” We, therefore, are providing you with this memorandum to clarify that Mr. Wollack has been classified as “independent” by the Board of Directors.

*****

CME Group Inc. plans to file with the Securities and Exchange Commission and mail a proxy statement to our shareholders containing information about the company and certain proposals to be presented to a vote of shareholders at its 2014 Annual Meeting. Shareholders of CME Group Inc. should read the proxy statement carefully when it becomes available because it will contain important information about the proposals to be considered at the Annual Meeting, the persons soliciting proxies related to the proposals, their interests in the proposals and related matters.

Shareholders can obtain free copies of the proxy statement when it becomes available by contacting the Shareholder Relations and Member Services Department, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders will be able to obtain free copies of the proxy statement filed by CME Group Inc. with the Securities and Exchange Commission in connection with the Annual Meeting at the Securities and Exchange Commission’s Web site at www.sec.gov. In addition to the proxy statement, CME Group Inc. files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, which are also available at the Securities and Exchange Commission’s Web site at www.sec.gov.

CME Group Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of CME Group Inc.‘s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement.